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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) IS OCTOBER 30, 1998

                            AMERADA HESS CORPORATION
             (Exact name of Registrant as specified in its charter)

                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)

                          COMMISSION FILE NUMBER 1-1204

                                   13-4921002
                     (I.R.S. employer identification number)

                    1185 AVENUE OF THE AMERICAS, NEW YORK, NY
                    (Address of principal executive offices)
                                      10036
                                   (Zip Code)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE IS (212) 997-8500
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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

The Registrant, through its wholly-owned subsidiary, Hess Oil Virgin Islands Corp. (HOVIC), owned and operated a petroleum refinery in St. Croix, United States Virgin Islands.

On October 30, 1998, the Registrant completed a joint venture transaction with Petroleos de Venezuela, S.A. (PDVSA). Pursuant to this transaction, PDVSA, V.I., Inc. (PDVSA V.I.), a wholly-owned subsidiary of PDVSA, purchased a 50% interest in the refinery fixed assets for $62.5 million in cash, a $562.5 million, 10-year note from PDVSA V.I., bearing interest at 8.46% per annum and requiring principal payments over its term, and a $125 million, 10-year, contingent note from PDVSA V.I., also bearing interest at 8.46% per annum. PDVSA V.I.'s payment obligation under both the note and the contingent note are guaranteed by PDVSA and secured by a pledge of PDVSA V.I.'s membership interest in the joint venture. HOVIC and PDVSA V.I. each contributed their 50% interests in the refinery fixed assets to HOVENSA, L.L.C. (HOVENSA). HOVENSA is 50% owned by HOVIC and 50% owned by PDVSA V.I. and will operate the Virgin Islands refinery.

At closing, the Registrant also received $307 million (subject to final adjustment) from HOVENSA as payment for the net working capital of the refinery. The Registrant recorded a loss of $106 million resulting from this transaction and an additional noncash, after-tax charge of $44 million representing a reduction of the book value of related refining and marketing assets.

Pursuant to a long-term supply contract, HOVENSA will immediately begin purchasing approximately 155,000 barrels per day of Venezuelan Mesa crude oil. HOVENSA will construct a delayed coking unit at the refinery. After construction of the coking unit, HOVENSA will purchase approximately 115,000 additional barrels per day of Venezuelan Merey crude oil.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial statements of businesses acquired.

         Not applicable

         (b) Pro forma financial information.

         The following unaudited pro forma consolidated balance sheet, pro forma consolidated income statements and accompanying notes give effect to the sale of working capital and of one-half of the refinery assets and formation


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         of the joint venture. The assets sold or transferred to the joint venture have been eliminated from the pro forma consolidated financial statements and the equity investment and equity income have been recorded. The pro forma consolidated balance sheet at September 30, 1998 is presented as if the sale of assets, the formation of the joint venture and the reduction in the book value of related assets took place on September 30, 1998. The pro forma consolidated income statements for the year ended December 31, 1997, and for the nine months ended September 30, 1998, are presented as if the sale of assets, the formation of the joint venture and the reduction in the book value of related assets happened on January 1, 1997.

         The pro forma financial information should be read in conjunction with Form 10-Q for the quarter ended September 30, 1998 and with the Registrant's consolidated financial statements and related notes included in the 1997 Annual Report to Stockholders, which have been incorporated by reference in the Registrant's Form 10-K for 1997. The pro forma financial information does not purport to be indicative of the results of operations or the financial position that would have actually occurred if the sale had been consummated on the dates indicated or that may be expected in the future.


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             AMERADA HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                               September 30, 1998
                            (in millions of dollars)

                                                    A S S E T S                          PRO FORMA
                                                                                        ADJUSTMENTS
                                                                        HISTORICAL          (A)              PRO FORMA
                                                                        ---------        ---------           ---------
 CURRENT ASSETS
 Cash and cash equivalents                                              $    67.2        $  395.1 }          $    67.2
                                                                                           (395.1)}(B)
 Accounts receivable                                                      1,083.8           (21.9)             1,061.9
 Inventories                                                                925.3          (432.5)               492.8
 Note receivable                                                               --            24.0                 24.0
 Other current assets                                                       277.3            (8.2)               269.1
                                                                        ---------       ---------            ---------
  Total current assets                                                    2,353.6          (438.6)             1,915.0
                                                                        ---------       ---------            ---------
 INVESTMENTS AND ADVANCES
 HOVENSA                                                                       --           718.5                718.5
 Other                                                                      266.1                                266.1
                                                                        ---------       ---------            ---------
  Total investments and advances                                            266.1           718.5                984.6
                                                                        ---------       ---------            ---------
 PROPERTY, PLANT AND EQUIPMENT
 Total - at cost                                                         13,621.5        (2,470.8)}           10,982.3
                                                                                           (168.4)}(C)
 Less reserves for depreciation, depletion,
  amortization and lease impairment                                       7,914.2        (1,020.6)}            6,769.2
                                                                                           (124.4)}(C)
                                                                        ---------       ---------            ---------
  Property, plant and equipment - net                                     5,707.3        (1,494.2)             4,213.1
                                                                        ---------       ---------            ---------
 OTHER ASSETS
 Note receivable                                                               --           538.5                538.5
 Deferred income taxes and other assets                                     318.2           (16.4)               301.8
                                                                        ---------       ---------            ---------
  Total other assets                                                        318.2           522.1                840.3
                                                                        ---------       ---------            ---------
 TOTAL ASSETS                                                           $ 8,645.2       $  (692.2)           $ 7,953.0
                                                                        =========       =========            =========

       L I A B I L I T I E S   A N D   S T O C K H O L D E R S '   E Q U I T Y

 CURRENT LIABILITIES
 Accounts payable - trade                                               $   965.4       $  (113.8)           $   851.6
 Accrued liabilities                                                        414.3           (16.0)               398.3
 Deferred revenue                                                           177.0                                177.0
 Taxes payable                                                              254.1                                254.1
 Notes payable                                                               37.0                                 37.0
 Current maturities of long-term debt                                       139.7                                139.7
                                                                        ---------        ---------           ---------
  Total current liabilities                                               1,987.5          (129.8)             1,857.7
                                                                        ---------        ---------           ---------
 LONG-TERM DEBT                                                           2,488.3          (395.1) (B)         2,093.2
                                                                        ---------        ---------           ---------
 CAPITALIZED LEASE OBLIGATIONS                                               24.5                                 24.5
                                                                        ---------        ---------           ---------
 DEFERRED LIABILITIES AND CREDITS
 Deferred income taxes                                                      581.9                                581.9
 Other                                                                      456.4           (17.3)               439.1
                                                                        ---------        ---------           ---------
  Total deferred liabilities and credits                                  1,038.3           (17.3)             1,021.0
                                                                        ---------        ---------           ---------
 STOCKHOLDERS' EQUITY
 Preferred stock, par value $1.00
  Authorized - 20,000,000 shares for issuance in series                        --                                   --
 Common stock, par value $1.00
  Authorized - 200,000,000 shares
  Issued - 90,364,705 shares at September 30, 1998                           90.4                                 90.4
 Capital in excess of par value                                             764.8                                764.8
 Retained earnings                                                        2,335.9          (106.0)}            2,185.9
                                                                                            (44.0)}(C)
 Equity adjustment from foreign currency translation                        (84.5)                               (84.5)
                                                                        ---------        ---------           ---------
  Total stockholders' equity                                              3,106.6          (150.0)             2,956.6
                                                                        ---------        ---------           ---------
 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                             $ 8,645.2       $  (692.2)           $ 7,953.0
                                                                        =========        =========           =========

     See accompanying notes to pro forma consolidated financial information.


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             AMERADA HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
                   PRO FORMA STATEMENT OF CONSOLIDATED INCOME
                  For the Nine Months Ended September 30, 1998
                      (in millions, except per share data)

                                                                        PRO FORMA
                                                                       ADJUSTMENTS            PRO
                                                   HISTORICAL             (D)                FORMA
                                                   ---------           ---------           ---------
REVENUES
Sales (excluding excise taxes) and
 other operating revenues                          $ 4,974.0           $  (552.2)          $ 4,421.8
Non-operating revenues
 Asset sales                                            80.3                                    80.3
 Other                                                  63.7                (1.3)}              95.0
                                                                            32.6 }(E)
Equity in income of HOVENSA L.L.C.                                          15.7  (F)            15.7
                                                   ---------           ---------           ---------
 Total revenues                                      5,118.0              (505.2)            4,612.8
                                                   ---------           ---------           ---------
COSTS AND EXPENSES
Cost of products sold and operating expenses         3,742.7              (447.3)            3,295.4
Exploration expenses, including dry holes
 and lease impairment                                  257.0                                   257.0
Selling, general and administrative expenses           523.9                (5.6)              518.3
Interest expense                                       109.0               (23.2) (E)           85.8
Depreciation, depletion and amortization               480.2               (63.0)}             413.7
                                                                            (3.5)}(G)
Provision for income taxes                              45.8                 4.6  (E)           50.4
                                                   ---------           ---------           ---------
 Total costs and expenses                            5,158.6              (538.0)            4,620.6
                                                   ---------           ---------           ---------
NET LOSS                                           $   (40.6)          $    32.8           $    (7.8)
                                                   =========           =========           =========
NET LOSS PER SHARE --
 BASIC AND DILUTED                                 $   (0.45)                              $   (0.09)
                                                   =========                               =========
WEIGHTED AVERAGE NUMBER
 OF SHARES OUTSTANDING                                  89.7                                    89.7
COMMON STOCK DIVIDENDS
 PER SHARE                                         $    0.45                               $    0.45

     See accompanying notes to pro forma consolidated financial information.


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             AMERADA HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
                   PRO FORMA STATEMENT OF CONSOLIDATED INCOME
                      For the Year Ended December 31, 1997
                      (in millions, except per share data)

                                                                         PRO FORMA
                                                                        ADJUSTMENTS             PRO
                                                     HISTORICAL             (D)                FORMA
                                                     ---------           ---------           ---------
REVENUES
  Sales (excluding excise taxes) and
     other operating revenues                        $ 8,233.7           $  (915.3)          $ 7,318.4
  Non-operating revenues
     Asset sales                                          16.5                                    16.5
     Other                                                89.8                (9.6)}             127.1
                                                                              46.9 }(E)
  Equity in loss of HOVENSA L.L.C.                                           (66.6) (F)          (66.6)
                                                     ---------           ---------           ---------
               Total revenues                          8,340.0              (944.6)            7,395.4
                                                     ---------           ---------           ---------
COSTS AND EXPENSES
  Cost of products sold and operating expenses         6,301.0              (959.5)            5,341.5
  Exploration expenses, including dry holes
     and lease impairment                                373.2                                   373.2
  Selling, general and administrative expenses           649.8               (12.9)              636.9
  Interest expense                                       136.1               (23.1) (E)           113.0
  Depreciation, depletion and amortization               672.7               (78.2)}             589.8
                                                                              (4.7)}(G)
  Asset impairment                                        80.6                                    80.6
  Provision for income taxes                             119.1                 0.1}              123.8
                                                                               4.6} (E)
                                                     ---------           ---------           ---------
               Total costs and expenses              $ 8,332.5           $(1,073.7)          $ 7,258.8
                                                     ---------           ---------           ---------
NET INCOME                                           $     7.5           $   129.1           $   136.6
                                                     =========           =========           =========
NET INCOME PER SHARE
     Basic                                           $    0.08                               $    1.50
                                                     =========                               =========
     Diluted                                         $    0.08                               $    1.49
                                                     =========                               =========
WEIGHTED AVERAGE NUMBER
     OF SHARES OUTSTANDING                                91.7                                    91.7
COMMON STOCK DIVIDENDS
     PER SHARE                                       $    0.60                               $    0.60

     See accompanying notes to pro forma consolidated financial information.


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             AMERADA HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
               NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION

The unaudited pro forma consolidated financial statements are based on estimates and may differ from actual results. The following notes describe the pro forma adjustments:

Pro Forma Consolidated Balance Sheet

(A) Record (i) the proceeds from sale of one-half of the refinery fixed assets to PDVSA V.I., including $62.5 million in cash and $562.5 million note receivable, (ii) the sale of net working capital of HOVIC and (iii) the formation of the HOVENSA joint venture. The Registrant also received a $125 million contingent note that was not valued for accounting purposes. The Registrant recorded a $106 million loss because of this transaction.

(B) Reduce debt from net proceeds of (i) $62.5 million in cash received from sale of the fixed assets and $332.6 from the sale of HOVIC working capital at September 30, 1998 (actual amount at October 30, 1998 was $307 million).

(C) Record $44 million impairment of certain related refining and marketing assets.

Pro Forma Statement of Consolidated Income

(D)      Eliminate revenues and expenses related to ownership of the refinery.

(E) Record interest income on the notes receivable and reduced interest expense from lower pro forma debt and related income tax effect.

(F) Record equity in income or loss of joint venture. This includes the impact of extending the depreciable life of the refinery to reflect the extension of an operating concession agreement with the Government of the U.S. Virgin Islands. However, it does not include any expected beneficial effects related to crude oil supply contracts with Petroleos de Venezuela, S.A. In addition, the pro forma financial statements do not include future construction of a coker or its effects on operations.

(G) Record reduced depreciation of related impaired refining and marketing assets.


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Note:    The estimated decrease in pro forma retained earnings of approximately
         $150 million is subject to post closing adjustments. To show the effects of the HOVENSA joint venture on ongoing operations, the pro forma consolidated income statement for the year ended December 31, 1997, does not reflect the nonrecurring loss on the formation of the joint venture and on the impairment of certain related refining and marketing assets.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS (CONTINUED)

         (c)      Exhibits.

                  2.1 Asset Purchase and Contribution Agreement dated as of October 26, 1998, among PDVSA V.I., Inc., Hess Oil Virgin Islands Corp. and HOVENSA L.L.C. (including Glossary of definitions).

                  10.1 Amended and Restated Limited Liability Company Agreement of HOVENSA L.L.C. dated as of October 30, 1998.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          AMERADA HESS CORPORATION
                                          (REGISTRANT)

Date:    November 10, 1998                By    s/s John Y. Schreyer
                                                ----------------------------
                                                John Y. Schreyer
                                                Executive Vice President and
                                                Chief Financial Officer


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